UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

CarGurus, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38233	04-3843478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Boylston Street, 16th Floor Boston, Massachusetts 02115
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 354-0068

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2025, CarGurus, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2025. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release attached as Exhibit 99.1 hereto is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On August 6, 2025, the Board of Directors of the Company determined, after considering all reasonably available options and a broader strategic reassessment, that it is in the best interests of its stockholders to wind down CarOffer, LLC (“CarOffer”), including the Dealer-to-Dealer and Instant Max Cash Offer products (the “CarOffer Transactions Business”). Following the broader strategic reassessment, the Company concluded that the CarOffer Transactions Business has proven less effective in today’s more volatile and unpredictable pricing environment, where dealers require more flexibility and broader automation to streamline fulfillment than the model could provide. Following the wind-down, the Company will continue to deliver AI-powered inventory intelligence through its insights platform and enable consumer vehicle sourcing at scale through Sell My Car - Top Dealer Offers and will focus on technology and analytics that will enable smarter sourcing and pricing decisions rather than facilitating the transactions themselves.

The Company expects to substantially complete the wind-down activities in the second-half of 2025. As a result of the intended wind-down, the Company expects to incur total expenditures in the range of approximately $14.0 million to $19.0 million, primarily in the second half of 2025. A significant portion of the cash payments are expected to be paid in the second half of 2025, with the remaining expected to be paid in the first half of 2026. These charges include:

•
Cash expenditures of (i) approximately $5.0 million to $7.0 million of one-time restructuring costs, including severance and other employee-related costs and contract termination charges and (ii) approximately $8.0 million to $10.0 million of other associated costs to wind down operations.
•
Other non-cash charges of approximately $1.0 million to $2.0 million.

The estimates of the charges and costs that the Company expects to incur, and the timing thereof, are subject to a number of assumptions and actual results may differ materially from those described above. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur as a result of or in connection with the wind-down of CarOffer, including the CarOffer Transactions Business.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including, without limitation, statements regarding the expectations about the Company's intended wind down of CarOffer, including the CarOffer Transactions Business, such as expected costs and timing, and the Company’s plans to focus on technologies and analytics that will enable smarter sourcing and pricing decisions are forward-looking statements. The words “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “guide,” “intend,” “may,” “might,” “plan,” “potential,” “predicts,” “projects,” “seeks,” “should,” “target,” “will,” “would,” and similar expressions and their negatives are intended to identify forward-looking statements. The Company has based these forward-looking statements on its current expectations and projections about future events and trends that it believes may affect the Company’s business, financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. You should not rely upon forward-looking statements as predictions of future events.

These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, the Company’s ability to implement its plan to wind down CarOffer, including the CarOffer Transactions Business; failure to achieve expected organizational efficiencies; the estimated costs associated with the wind down; the impact the wind down will have on the Company’s operations; disruptions in relationships with dealers, customers, vendors, contractors, and employees given the Company’s decision to wind down CarOffer, including the CarOffer Transactions Business;

unanticipated developments that may prevent, delay, or increase the costs associated with the wind down activities; the potential impact on the Company’s business due to the announcement of the wind down; the Company’s growth and ability to grow its revenue; competition in the markets in which the Company operates; and global supply chain challenges, increased inflation, and interest rates, and other macroeconomic issues; as well as other risks and uncertainties as may be detailed from time to time in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other reports the Company files with the U.S. Securities and Exchange Commission. Moreover, the Company operates in very competitive and rapidly changing environments. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the Company cannot guarantee that future results, levels of activity, performance, achievements or events, and circumstances reflected in the forward-looking statements will occur. The Company is under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of CarGurus, Inc., dated August 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARGURUS, INC.

Date: August 7, 2025	By:	/s/ Jason Trevisan
Name: Jason Trevisan
Title: Chief Executive Officer